UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 31, 2007

IMAGE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-11071	84-0685613
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)
20525 Nordhoff Street, Suite 200,
Chatsworth, California	91311
(Address of Principal Executive Offices)	(Zip Code)

(818) 407-9100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1—REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry Into a Material Definitive Agreement.

        The disclosure responsive to this Item 1.01 is incorporated herein by reference to Item 5.02 below.

SECTION 5—CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; CompensatoryArrangements of Certain Officers.

        On March 29, 2007, Image Entertainment, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BTP Acquisition Company, LLC, a Delaware limited liability company, and IEAC, Inc., a Delaware corporation and wholly-owned subsidiary of BTP Acquisition Company, LLC. In connection with the execution of the Merger Agreement, on March 29, 2007, the Company entered into amendments to the employment agreements (collectively, the “Employment Agreement Amendments”) of each of Martin W. Greenwald, Chairman and Chief Executive Officer of the Company (“Greenwald”), David Borshell, Chief Operating Officer of the Company (“Borshell”), and Jeff Framer, Chief Financial Officer of the Company (“Framer”). For more information on the terms of the Employment Agreement Amendments, see the Company’s Current Report on Form 8-K dated as of March 29, 2007 and filed with the Securities and Exchange Commission on April 2, 2007.

        On May 31, 2007, the Company entered into additional amendments of the employment agreements (collectively, the “Second Amendments”) with each of Greenwald, Borshell and Framer. Each Second Amendment extends the date from May 31, 2007 to June 15, 2007 by which the Company must exercise the respective employee’s second one-year option to extend the term of employment for an additional year for each such employee. Except for such extension, no other terms of such employment agreements were modified pursuant to the Second Amendments. For more information on the terms of the employment agreements of each of Greenwald, Borshell and Framer, see the Company’s Annual Report on Form 10-K dated as of March 31, 2004 and filed with the Securities and Exchange Commission on June 29, 2004.

        The foregoing description of the Second Amendments does not purport to be complete and is qualified in its entirety by reference to the Second Amendments, which are filed as exhibits hereto, and are incorporated into this Item 5.02 by reference.

Important Legal Information

        In connection with the proposed merger with BTP Acquisition Company, LLC, the Company will file a proxy statement with the Securities and Exchange Commission. Before making any voting or investment decision, investors and security holders of the Company are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the Securities and Exchange Commission, as well as any amendments or supplements to those documents, because they will contain important information about the proposed merger transaction. A definitive proxy statement will be sent to the stockholders of the Company in connection with the proposed transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the Securities and Exchange Commission’s website at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to Image Entertainment, Inc., 20525 Nordhoff Street, Suite 200, Chatsworth, California 91311, Attention: Dennis Hohn Cho, Corporate Secretary, Telephone: (818) 407-9100.

        The Company, its directors, executive officers and other members of its management, employees and certain other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger transaction. Information about the interests of the Company’s participants in the solicitation is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and will be included in the proxy statement relating to the merger transaction when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit
Number	Document

10.1	Amendment to Employment Agreement, dated as of May 31, 2007, by and between Image Entertainment, Inc., a Delaware corporation, and Martin W. Greenwald.

10.2	Amendment to Employment Agreement, dated as of May 31, 2007, by and between Image Entertainment, Inc., a Delaware corporation, and David Borshell.

10.3	Amendment to Employment Agreement, dated as of May 31, 2007, by and between Image Entertainment, Inc., a Delaware corporation, and Jeff Framer.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.
Date: June 1, 2007	By: /s/ Dennis Hohn Cho
Dennis Hohn Cho
Corporate Secretary

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